Delaware Group Equity Funds IV

Delaware Small Cap Growth Fund
Delaware Smid Cap Growth Fund
(each, a “Fund” and together, the “Funds)

Supplement to the Funds’ Statement of Additional Information
dated July 29, 2022, as amended and restated November 2, 2022

Effective immediately, all references to Alex Ely in the statement of additional information are removed and the following information is added alphabetically as of October 31, 2022 to the chart in the section of the statement of additional information entitled “Portfolio Managers – Delaware Management Company –Other Accounts Managed”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance-Based Fees
Nathan A. Brown
Registered investment	5	$8.3 billion	0	0
companies
Other pooled investment	1	$170.3 million	0	0
vehicles
Other accounts	4	$132.9 million	0	0
Bradley P. Halverson
Registered investment	5	$8.3 billion	0	0
companies
Other pooled investment	1	$170.3 million	0	0
vehicles
Other accounts	4	$132.6 million	0	0
Kenneth G. McQuade
Registered investment	2	$2.0 billion	0	0
companies
Other pooled investment	0	0	0	0
vehicles
Other accounts	9	$462.7 million	0	0
Timothy J. Miller
Registered investment	2	$2.0 billion	0	0
companies
Other pooled investment	0	0	0	0
vehicles
Other accounts	9	$462.7 million	0	0
Kimberly Scott
Registered investment	5	$8.3 billion	0	0
companies
Other pooled investment	1	$170.3 million	0	0
vehicles
Other accounts	4	$132.9 million	0	0

Effective immediately, the following replaces the information in the section of the statement of additional information entitled “Portfolio Managers – Delaware Management Company – Compensation Structure –Bonus – U.S. Growth Equity (Ely)”:

Bonus – Ivy Equity Boutique (Brown, Halverson, McQuade, Miller, Scott). Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio managers manage. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant products and the investment management team) creates the "bonus pool" for the products. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated December 5, 2022.